SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 4, 2000
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                            PRE-CELL SOLUTIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Colorado                        0-14978                 84-0751916
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
    of  Incorporation)                                      Identification  No.)


              255 East Drive, Suite C, Melbourne, Florida     32904
              -------------------------------------------    -------
              (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code    (321) 308-2900
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Item 2.  Acquisition or Disposition of Assets

         On April 4, 2000 (the "Closing Date"), Pre-Cell Solutions, Inc. ("Pre-Cell"), USI Merger Corp., a Georgia corporation and wholly-owned subsidiary of Pre-Cell ("USI Merger Subsidiary"), USIntellicom, Inc., a Georgia corporation ("USI") and Ronald I. Kindland executed a Merger And Reorganization Agreement ("USI Merger Agreement"), pursuant to which USI Merger Subsidiary was to be merged ("USI Merger") with and into USI. On April 5, 2000 a Certificate of Merger was filed with the Secretary of the State of the State of Georgia.

         In connection with the USI Merger, Pre-Cell issued an aggregate of 11,440,000 shares of Pre-Cell common stock to the stockholders of USI determined on the basis of a negotiated value of the business and proprietary technology developed by USI and the market value of Pre-Cell's common stock. Pre-Cell also established an option pool (the "Option Pool") consisting of 2,133,333 shares of Pre-Cell common stock whereby certain stockholders of USI that had guaranteed USI's line of credit shall, until December 31, 2000, have the right to acquire the Pre-Cell shares at a per share price equal to $.75. The funds received by Pre-cell from the exercise of the Option Pool options shall be utilized to repay the approximately $1,600,000 borrowed under USI's line of credit. Additionally, all outstanding options to purchase USI shares will be fully vested and automatically converted into options to purchase Pre-Cell shares on a basis of
8.8 Pre-Cell shares for each USI share entitled to be purchased under the USI options, at the per share price equal to the quotient of (i) the price contained in the USI options, divided by (ii) 8.8.

         Pre-Cell agreed to hold an annual meeting of its stockholders as soon as reasonably practicable after the USI Merger and to seek stockholder approval for an increase in the size of Pre-Cell's Board of Directors from three (3) members to seven (7) members. Upon approval by the Pre-Cell shareholders of the increase in the size of the Board, Pre-Cell has agreed to nominate for election and use its best efforts to have elected to its Board (i) two (2) designees selected by the USI Major Stockholders so long as the USI stockholders continue to hold an aggregate of at least 7,666,666 of the Pre-Cell shares acquired in the USI Merger; and (ii) one (1) designee selected by the USI Major Stockholders so long as the USI stockholders continue to own 3,833,333 Pre-Cell shares acquired in the USI Merger. In the event the USI stockholders own less than 3,833,333 of Pre-Cell shares acquired in the Merger, Pre-Cell shall have no further obligation to nominate any USI Nominees to the Board.

         On the Closing Date, Pre-Cell entered into an employment agreement ("Fricks Employment Agreement") with Thomas Fricks, the President of USI who was appointed the President and Chief Operating Officer of Pre-Cell. The Fricks Employment Agreement is for a three-year term through April 1, 2003. Mr. Fricks is entitled to receive an annual base salary of $200,000, subject to annual increases and bonuses as the Board of Directors of Pre-cell may determine. Additionally, Mr. Fricks was awarded 856,000 shares of Pre-Cell's common stock, which common stock will vest twenty percent (20%) on October 1, 2000, thirty percent (30%) on January 1, 2001 and the remaining fifty percent (50%) on April 1,2001

         On the Closing Date, Pre-Cell entered into an employment agreement ("O'Neal Employment Agreement") with Jonathan O'Neal, Chief Technology Officer of USI who was appointed Chief Technology Officer of Pre-Cell. The O'Neal

Employment Agreement is for a three-year term through April 1, 2003. Mr. O'Neal is entitled to receive an annual base salary of $150,000 during the first year, $175,000 in year two, and $200,000 in year three.

         Additionally, on the Closing Date, Pre-Cell Solutions, Inc. ("Pre-Cell"), Pre-Paid Acquisitions Corp., a Florida corporation and wholly-owned subsidiary of Pre-Cell ("Pre-Paid Merger Subsidiary"), Pre-Paid Solutions, Inc., a Florida corporation ("Pre-Paid") and Thomas E. Biddix executed a Merger And Reorganization Agreement ("Pre-Paid Merger Agreement"), pursuant to which Pre-Paid Merger Subsidiary was to be merged ("Pre-Paid Merger") with and into Pre-Paid. On April 11, 2000, Articles of Merger were filed with the Secretary of the State of the State of Florida.

         In connection with the Pre-Paid Merger, Pre-Cell issued an aggregate of 20,219,145 shares of Pre-Cell common stock to the stockholders of Pre-Paid determined on the basis of a negotiated value of the business and certain contracts of Pre-Paid and the market value of Pre-Cell's common stock. Additionally, all outstanding options and warrants to purchase Pre-Paid shares will be fully vested and will automatically be converted into options and warrants to purchase Pre-Cell shares on a basis of 2.81915 Pre-Cell shares for each Pre-Paid share entitled to be purchased under the Pre-Paid options, at the per share price equal to the quotient of (i) the price contained in the Pre-Paid options and warrants, divided by (ii) 2.81915.

         Pursuant to the USI Merger Agreement and the Pre-Paid Merger Agreement, Pre-Cell agreed to file a registration statement, as soon as practicable after the Closing Date, but no later than October 31, 2000, with the United States Securities and Exchange Commission ("SEC") to register (i) the Pre-Cell shares issued to USI Stockholders and the Pre-Paid Stockholders in connection with the mergers; (ii) those Pre-Cell shares to be issued to the holders of the USI Options and the Pre-Paid Options that were converted into options to acquire shares of Pre-Cell common stock upon their exercise; and (iii) those Pre-Cell shares to be issued to the holders of the Option Pool options upon their exercise. Notwithstanding the foregoing, each stockholder to be included in the registration statement must have executed and delivered to Pre-Cell a "lock-up" agreement (i) prohibiting his/her sale of such shares for a period of six months after the Closing Date and (ii) limiting the number of shares he/she can sell to an amount to be determined by the Pre-Cell Board of Directors during any three-month period beginning six months after the Closing Date and ending eighteen months after the Closing Date.

         On the Closing Date, certain of Pre-Cell's shareholders retired an aggregate of 27,217,393 shares of Common Stock pursuant to Stock Redemption Agreements between those shareholders and Pre-Cell. Thomas E. Biddix, Chairman and Chief Executive Officer of the Company who redeemed an aggregate of 21,550,719 shares of Common Stock redeemed the majority of these shares.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The financial statements and pro forma financial information required to be filed in connection with the transactions described in this Report will be filed by the Registrant under cover of an amendment to this report no later than 60 days after the date on which this Report must be filed.

         (c)      Exhibits.

         2.1 Merger And Reorganization Agreement among Pre-Cell, USI Merger Corp, USI and the USI Stockholders.

         2.3 Merger And Reorganization Agreement among Pre-Cell, Pre-Paid Merger Corp, Pre-Paid and the Pre-Paid Stockholders.

         10.8     Employment Agreement between Pre-Cell and Thomas Fricks.

         10.9     Employment Agreement between Pre-Cell and Jonathan O'Neal.

         10.10    Stock  Redemption  Agreement  between  Pre-Cell  and Thomas E.
                  Biddix

         10.11    Employment Agreement between Pre-Cell and Thomas E. Biddix

         10.12    Employment   Agreement   between   Pre-Cell   and  Timothy  F.
                  McWilliams




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 19, 2000           PRE-CELL SOLUTIONS, INC.



                                By: /s/ Timothy F. McWilliams
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                                    Timothy F. McWilliams, Executive Vice
                                    President (and Principal Accounting Officer)